Exhibit 10.27(b)
                                                  EXECUTION COPY


                             AGREEMENT

     AGREEMENT dated as of March 21, 1997 comprising, inter alia, an Amendment and Waiver to the Credit Agreement dated as of January 24, 1997 (the "Credit Agreement") among TASTEMAKER ("the Borrower"), FRIES & FRIES, INC. ("Fries & Fries"), MALLINCKRODT INC. ("Mallinckrodt"), the BANKS party thereto, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent and CITIBANK, N.A., as Documentation Agent.

                       W I T N E S S E T H :

     WHEREAS, the Obligors have agreed to consummate a Borrower Change of Control (as defined in the Credit Agreement) in connection with the acquisition of Tastemaker by Roche Holdings, Inc. ("RHI") and/or one or more of its affiliates, including through the contribution of Mallinckrodt's interest in Fries & Fries to a subsidiary of Roche Holdings, Inc., all as more particularly provided in the Agreement dated February 4, 1997 (as amended from time to time, the "Wrap Agreement"; and the Wrap Agreement together with related agreements referred to therein, the "Transaction Agreements") among Hercules Incorporated, Mallinckrodt, RHI and Givaudan-Roure (International) SA, which Borrower Change of Control is expected to occur on or about March 31, 1997;

     WHEREAS, in connection with such contemplated Borrower Change of Control and pursuant to the Transaction Agreements, Fries & Fries has requested the right to exercise a withdrawal with respect to certain assets and liabilities of the Borrower and, subject to the provisions below, the Banks have agreed to permit, pursuant to such withdrawal,
(i) the transfer to Fries & Fries of substantially all of the operating assets in the United States of the Borrower other than the Collateral and (ii) the assumption by Fries & Fries of, and release of the Borrower from, liabilities of the Borrower under the Credit Agreement and the Notes, including without limitation all principal of and interest on the Notes; and

     WHEREAS, the Borrower has requested, and subject to the provisions below, the Banks have agreed to permit all of the Loans to be repaid on the day of the Assignment and Assumption (as hereinafter defined) whether or not such day is a Euro-Dollar Business Day (but provided in any case that such day is a Domestic Business Day);

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Agreement becomes effective, refer to the Credit Agreement as amended hereby.

     SECTION 2. Assignment and Assumption; Release. Each of the Banks and the Agents hereby consents to the distribution, assignment or other transfer of all or substantially all of the operating assets in the United States of the Borrower other than the Collateral (as defined in the Pledge Agreement) to Fries & Fries (the "Transferred Assets"), subject to assumption by Fries & Fries of all or substantially all of the obligations of the Borrower, other than obligations under the Pledge Agreement, contemporaneously therewith, under the Credit Agreement and Notes (such obligations, but excluding obligations under the Pledge Agreement, the "Transferred Obligations"), all pursuant to the Transaction Agreements (the assignment and assumption effected pursuant thereto, the "Assignment and Assumption"). Each Bank hereby waives the provisions of Section
5.06 that would otherwise prohibit such Assignment and Assumption. Each Bank agrees that this Section 2 constitutes a novation of the Transferred Obligations (and solely the Transferred Obligations) as between Fries & Fries and the Borrower, and agrees to accept performance by Fries & Fries of, and releases the Borrower from performance of, the Transferred Obligations, all effective upon the Assignment and Assumption, and agrees that any remaining interest in the Pledge Agreement and the Collateral shall automatically be released upon receipt of the full payment referred to in Section 3 below.

     SECTION 3. Maturity of Loans; Repayment of All Obligations. Notwithstanding anything to the contrary in the Credit Agreement (and unless such Commitments shall otherwise have theretofore terminated and the Loans shall have become due and payable in accordance with the terms of the Credit Agreement), (i) the Commitments shall terminate in full upon the Assignment and Assumption and (ii) the Loans shall become due and payable in full, and Fries & Fries shall repay all of the Loans, together with interest accrued thereon to the date of payment, immediately after (but in any event on the date of consummation of) the Assignment and Assumption, provided that, for the current Euro-Dollar Interest Period ending April 30, 1997, Fries & Fries shall pay all fees due and owing to the Banks in accordance with Section 2.14 of the Credit Agreement. The Banks hereby consent to the repayment of all Loans and interest accrued thereon on a Domestic Business Day, whether or not such day is a Euro-Dollar Business Day and notwithstanding anything to the contrary in Section
2.13 thereof.

     SECTION 4. Obligor Representations. (a) Each of the Obligors hereby represents and warrants, as of the date of this Agreement and after giving effect to the amendments and waivers set forth herein, that (i) each representation and warranty of such Obligor contained in the Loan Documents (other than the representation and warranty in the last sentence of Section 4.01, which is modified by the Borrower Change of Control referred to above) is true and correct in all respects as though made on and as of this date; and (ii) no Default has occurred and is continuing. For purposes of clause (i) above, "Loan Documents" shall be deemed to include this Agreement.

     (b) (i) Mallinckrodt hereby confirms that the Mallinckrodt Guaranty referred to in Article 10 of the Credit Agreement remains in full force and effect; and (ii) the Borrower hereby confirms that Pledge Agreement remains in full force and effect with respect to the Secured Obligations, including without limitation the Secured Obligations assumed by Fries & Fries, in each case, after giving effect to this Agreement and the transactions contemplated hereby, including the Borrower Change of Control and the Assignment and Assumption. Fries & Fries and the Borrower each represent and warrant that the Assignment and Assumption includes assignment and assumption of only the Transferred Assets and the Transferred Obligations.

     (c) Each of this Agreement and each Transaction Document has been duly and validly executed and delivered by each such Obligor that is a party thereto and constitutes, its legal, valid and binding obligation, enforceable against such Obligor in accordance with their respective terms, except as such enforceability may be limited by (i) bankruptcy, dissolution, insolvency, reorganization, moratorium or similar laws of general application affecting the enforcement of creditors' rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     SECTION 5. No Other Waivers. Other than as specifically provided for herein, this Agreement shall not operate as a waiver or amendment of any right, power or privilege of the Banks under the Credit Agreement or any other Loan Document nor shall the entering into of this Agreement preclude the Banks from refusing to enter into any further waivers or amendments with respect to the Credit Agreement.

     SECTION 6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 7. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     SECTION 8. Effectiveness. This Agreement shall become effective as of the date and the year first written above when the Administrative Agent shall have received duly executed counterparts hereof signed by the Borrower, Fries & Fries, Mallinckrodt, and all of the Banks (or in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof signed by such party).
     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                               TASTEMAKER


                               By:________________________
                               Name:
                               Title:





                               FRIES & FRIES, INC.


                               By:________________________
                               Name:
                               Title:





                               MALLINCKRODT INC.


                               By:________________________
                               Name:
                               Title:




                               MORGAN GUARANTY TRUST COMPANY
                               OF NEW YORK, as Bank and
                               Administrative Agent




                               By_________________________
                               Title:



                               CITIBANK, N.A., as Bank and
                               Documentation Agent



                               By_________________________
                               Title:



                               BANK OF AMERICA ILLINOIS


                               By ________________________
                               Title:



                               THE CHASE MANHATTAN BANK


                               By ________________________
                               Title:



                               THE FIRST NATIONAL BANK OF
                               CHICAGO


                               By ________________________
                               Title:


                               ABN-AMRO BANK N.V., CHICAGO
                               BRANCH


                               By_________________________
                               Title:


                               By_________________________
                               Title:



                               THE BANK OF NOVA SCOTIA


                               By ________________________
                               Title:



                               THE BOATMEN'S NATIONAL BANK
                               OF ST. LOUIS


                               By ________________________
                               Title:



                               CIBC INC.


                               By ________________________
                               Title:



                               DEUTSCHE BANK AG
                               CHICAGO AND/OR CAYMAN
                               ISLANDS BRANCHES


                               By ________________________
                               Title:


                               By ________________________
                               Title:



                               THE FUJI BANK, LIMITED


                               By ________________________
                               Title:



                               MELLON BANK, N.A.


                               By ________________________
                               Title:



                               SOCIETE GENERALE, CHICAGO
                               BRANCH


                               By ________________________
                               Title:



                               THE SUMITOMO BANK, LTD.


                               By ________________________
                               Title:



                               BANCA COMMERCIALE ITALIANA


                               By_________________________
                               Title:


                               By_________________________
                               Title:



                               BANK OF IRELAND

                               By________________________
                               Title:



                               THE BANK OF TOKYO-MITSUBISHI,
                               LTD., CHICAGO BRANCH


                               By ________________________
                               Title:



                               BANQUE PARIBAS


                               By ________________________
                               Title:


                               By ________________________
                               Title:



                               UNION BANK OF SWITZERLAND,
                               NEW YORK BRANCH


                               By ________________________
                               Title:


                               By ________________________
                               Title: